UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2025

Compass Minerals International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31921	36-3972986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9900 West 109th Street

Suite 100

Overland Park, KS 66210

(Address of principal executive offices)

(913) 344-9200

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	CMP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (*230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (*240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Commercial Officer and Departure of Chief Supply Chain Officer

Effective March 25, 2025, Jennifer Hood ceased to serve as Chief Supply Chain Officer of Compass Minerals International, Inc. (the “Company”). Ms. Hood is entitled to receive severance payments under the Company’s previously disclosed Executive Severance Plan, subject to her execution of a release and waiver of claims in the form attached as Exhibit 10.1 which is incorporated by reference herein. In connection with Ms. Hood’s departure, the post-separation non-competition period under the previously disclosed Change in Control Severance Agreement was reduced from two years to one year.

Moving forward, the roles of Chief Supply Chain Officer and Chief Sales Officer will be combined into the role of Chief Commercial Officer. Effective March 25, 2025, Benjamin Nichols, the Company’s Chief Sales Officer, was appointed the Company’s Chief Commercial Officer. As Chief Commercial Officer, Mr. Nichols’s base salary will be $435,000 per year. Mr. Nichols’s targeted cash bonus under the Company’s Management Annual Incentive Program (the “MAIP”) will be calculated at 75% of his base salary, with any bonus payments dependent on the Company’s pre-established performance goals. Mr. Nichols will be eligible to receive equity awards as part of the Company’s Long-Term Incentive Program, with a target equity award value of $625,000.

Item 7.01 Regulation FD Disclosure.

On March 25, 2025, the Company took measures to align the Company’s cost structure to its current business needs as part of a larger strategic refocus to improve the profitability of the Company’s core Salt and Plant Nutrition businesses. Specifically, on March 25, 2025, the Company reduced the headcount of its corporate workforce. In addition, the Company began the process of exiting the Fortress North America, LLC (“Fortress”) fire retardant business, and on March 25, 2025 it terminated the employment of all Fortress employees. In total, the Company eliminated nearly 50 full-time employee positions, representing a reduction of over 10% of its corporate and Fortress workforce. The Company is working with impacted employees to offer severance packages and outplacement services. Related to Fortress, the Company expects to recognize in its results for the quarter ended March 31, 2025, a non-cash impairment related to the write-off of associated assets, subject to assessments of residual value, and a non-cash gain related to the elimination of the remaining contingent consideration liability associated with the Fortress acquisition.

In the coming months, the Company plans to further scrutinize costs across the platform to identify potential additional cost-reduction opportunities, including the evaluation of contracts, operational costs and semi-variable costs.

On March 25, 2025, the Company issued a press release discussing the matters described above. A copy of this press release is being furnished as Exhibit 99.1.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements and Other Disclaimers

This Current Report on Form 8-K contains forward-looking statements, including, without limitation, statements about efforts to right-size the Company’s cost structure. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. The Company uses words such as “may,” “would,” “could,” “should,” “will,” “likely,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “forecast,” “outlook,” “project,” “estimate” and similar expressions suggesting future outcomes or events to identify forward-looking statements or forward-looking information. These statements are based on the Company’s current expectations and involve risks and uncertainties that could cause the Company’s actual results to differ materially. The differences could be caused by a number of factors, including without limitation (i) weather conditions, (ii) inflation, the cost and availability of transportation for the distribution of the Company’s products and foreign exchange rates, (iii) pressure on prices and impact from competitive products, and (iv) any inability by the Company to successfully implement its strategic priorities or its cost-saving or enterprise optimization initiatives. For further information on these and other risks and uncertainties that may affect the Company’s business, see the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the period ended September 30, 2024, and its Quarterly Report on Form 10-Q for the quarter ended December 31, 2024, filed with the SEC, as well as the Company's other SEC filings. The Company undertakes no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect future events or developments, except as required by law. Because it is not possible to predict or identify all such factors, this list cannot be considered a complete set of all potential risks or uncertainties.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Form of Final Release and Waiver of Claims between Compass Minerals International, Inc. and Jennifer Hood
99.1	Press Release, dated March 25, 2025
104	Cover Page Interactive Data File (embedded within the XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: March 25, 2025	By:	/s/ Peter Fjellman
Name: Peter Fjellman
Title: Chief Financial Officer